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Semiannual Report April 30, 2001

Oppenheimer

Quest Value Fund, Inc.SM

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Quest Value Fund, Inc.SM seeks capital appreciation.

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

9	Financial Statements

27	Officers and Directors

Cumulative Total Returns*
	For the Six-Month Period Ended 4/30/01

	Without Sales Chg.	With Sales Chg.

Class A	7.43%	1.26%

Class B	7.07	2.07

Class C	7.07	6.07

Class Y	8.06

Average Annual Total Returns*

	For the 1-Year Period Ended 4/30/01

	Without Sales Chg.	With Sales Chg.

Class A	13.46%	6.93%

Class B	12.70	7.70

Class C	12.76	11.76

Class Y	13.81

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Quest Value Fund, Inc.

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

     The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2 In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3 ; the danger of pulling out of your investments and locking in losses

1 | OPPENHEIMER QUEST VALUE FUND, INC.

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S.Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1.For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.

2.For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.

3.Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

Q. How did Oppenheimer Quest Value Fund, Inc. perform during the six months that ended April 30, 2001?

A. In what proved to be one of the most difficult periods for stocks in recent memory, we are glad to report that the Fund performed well during the six months ended April 30, 2001, surpassing the S&P 500 Index by a considerable margin.1 Careful stock selection and the market’s return to recognizing that fundamentals, such as earnings growth and cash flow, do in fact matter drove the favorable showing during the past six months.

Why did the market prove so challenging during the period?

Stocks in general were victimized by the slowing U.S. economy. Investors became increasingly skittish as reduced capital spending, weakening manufacturing activity, rising unemployment, mounting profit warnings and waning consumer confidence took their toll. Initially, the damage was confined to the previously overheated technology, telecommunications and media groups. However, by period-end, negative sentiment had spilled over to most sectors of the market. The key barometers of market performance reflected this pressure: the Nasdaq Composite Index declined by as much as 65% from last year’s record highs and the Dow Jones Industrial Average and the S&P 500 Index, while less devastated, both descended into bear market territory.

     Although Federal Reserve Chairman Alan Greenspan believed that the slowdown was a short-term reaction to excess inventory in the manufacturing sector, he nonetheless moved aggressively to resuscitate the slumping economy. Interest rates were lowered four times between January and April, in total cutting two percentage points off the Federal funds rate, a key benchmark for consumer and business lending. Lower interest rates, which reduce companies’ cost of borrowing, typically bode well for stock prices. However, March’s less-than-expected reduction

1. Oppenheimer Quest Value Fund, Inc. Class A shares returned a 7.43% cumulative total return (not annualized and without sales charge) for the six-month period ended April 30, 2001, while the S&P 500 Index returned –22.68% during the same period.

3 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

proved disappointing to investors, who sent the market into a tailspin. In contrast, April’s surprise half-point cut boosted the market’s spirits, as investors looked for signs that the downward momentum might soon abate.

How was the Fund managed in this volatile environment?

We remained focused on managing risk and delivering superior long-term results. As bottom-up investors, we base our investment decisions on the intrinsic merits of individual companies, rather than more general criteria such as industry projections or economic conditions. Typically, we look for high quality, well-established companies with strong management, significant competitive advantages and strong balance sheets. Perhaps the most critical gauge, though, is return on capital, which provides a useful measure of management’s effectiveness in building value for shareholders. This goes to the core of our investment approach, which is to uncover companies whose true value is underappreciated and overlooked by the market. In other words, what we hope to identify are companies selling for less than what we believe they are actually worth.

     Severe volatility during the period convinced us to take a fairly defensive stance with respect to our security selection. Although the Fund’s sector weightings are typically a by-product of our investment process, we tended to gravitate toward high quality financial services, capital goods and consumer staples stocks—areas that presented a number of compelling values. Financial stocks, in particular, generally benefit from a lower interest rate environment, while capital goods and consumer staples tend to be less sensitive to changes in the economy and are better able to withstand periods of uncertainty. In the wake of the past year’s stinging price declines, another area where we began to find value was among select technology stocks. While caution is certainly called for, pockets of opportunity emerged in several franchise or industry-leading companies that may have been indiscriminately oversold.

4 | OPPENHEIMER QUEST VALUE FUND, INC.

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/01[2]
Class A
1-Year	5-Year	10-Year

4.11%	10.22%	13.47%
Class B		Since
1-Year	5-Year	Inception

4.78%	10.66%	12.84%
Class C		Since
1-Year	5-Year	Inception

8.84%	10.94%	12.69%
Class Y		Since
1-Year	5-Year	Inception

10.70%	N/A	10.83%

Which stocks contributed most to the Fund’s performance?

While the Fund benefited from the continued resurgence in value investing, research-intensive stock selection played an even bigger role. Contributors included John Hancock Financial Services, Inc., a powerful brand name in insurance and investments, which appreciated on interest cuts and the strength of its distribution network. Countrywide Credit Industries, Inc., the leading independent mortgage lender, realized ongoing efficiencies from its low-cost operations while initiating efforts to expand into diversified financial services. As for detractors, pharmaceutical company American Home Products Corp. declined on concerns connected with larger-than-expected costs for litigation settlement. Fast-food giant McDonald’s Corp. also fell as currency fluctuations and the spread of Mad Cow disease dampened its global profit picture.

What is your outlook for the future?

As lower interest rates work their way into the economy, we believe the market’s demeanor will improve. However, corporate earnings, still feeling the effects of last year’s rate hikes, may continue to be under pressure for the near future. In light of this, we will continue to look for fundamentally sound, undervalued companies whose expectations appear to be realistic as well as sustainable. Staying disciplined in the face of these likely developments is just one of many reasons why Oppenheimer Quest Value Fund, Inc. is an important part of The Right Way to Invest.

2. See page 7 for further details.

5 | OPPENHEIMER QUEST VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

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Sector Allocation[3]
Financial	37.	2%
Diversified
Financial	18.	2
Banks	10.	8
Insurance	8.	2
Capital Goods	15.	1
Consumer Staples	15.	0
Transportation	8.	1
Communication Services	7.	4
Healthcare	7.	3
Energy	4.	8
Basic Materials	2.	2
Technology	1.	5
Consumer Cyclicals	1.	4

Top Ten Common Stock Holdings[4]

Freddie Mac	6.	3%

CVS Corp.	4.	8

Household International, Inc.	4.	6

Kroger Co.	4.	5

Minnesota Mining & Manufacturing Co.	4.	0

FleetBoston Financial Corp.	3.	7

Wells Fargo Co.	3.	6

John Hancock Financial Services, Inc.	3.	5

Verizon Communications, Inc.	3.	2

Citigroup Inc.	3.	1

Top Five Common Stock Industries[4]

Diversified Financial	16.	4%

Banks	9.	8

Food & Drug Retailers	9.	3

Manufacturing	7.	4

Insurance	7.	4

3. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of common stock.
4. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Quest Value Fund, Inc. including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 4/30/80. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life of class” return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER QUEST VALUE FUND, INC.

Financials

8 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS April 30, 2001/Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—90.2%

Basic Materials—2.0%

Metals—2.0%
Alcoa, Inc.	500,000	$ 20,700,000

Capital Goods—13.6%

Aerospace/Defense—2.9%
Boeing Co.	500,000	30,900,000

Electrical Equipment—1.4%
Emerson Electric Co.	200,000	13,330,000

Rockwell International Corp.	38,000	1,711,140

		15,041,140

Industrial Services—1.9%
Waste Management, Inc.	800,000	19,528,000

Manufacturing—7.4%
Caterpillar, Inc.	400,000	20,080,000

Minnesota Mining & Manufacturing Co.	350,000	41,653,500

Textron, Inc.	300,000	15,906,000

		77,639,500

Communication Services—6.7%

Telecommunications: Long Distance—5.7%
Sprint Corp. (Fon Group)	800,000	17,104,000

Verizon Communications, Inc.	600,000	33,042,000

WorldCom, Inc.[1]	500,000	9,125,000

		59,271,000

Telephone Utilities—1.0%
SBC Communications, Inc.	250,000	10,312,500

Consumer Cyclicals—1.3%

Leisure & Entertainment—1.3%
Carnival Corp.	500,000	13,250,000

Consumer Staples—13.5%

Broadcasting—0.5%
Clear Channel Communications, Inc.[1]	100,000	5,580,000

Entertainment—2.9%
McDonald's Corp.	1,100,000	30,250,000

Food & Drug Retailers—9.3%
CVS Corp.	850,000	50,107,500

Kroger Co.[1]	2,100,000	47,439,000

		97,546,500

Household Goods—0.8%
Gillette Co.	300,000	8,508,000

9 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS Unaudited/Continued

		Market Value
	Shares	See Note 1

Energy—4.3%

Oil: Domestic—4.3%
Chevron Corp.	275,000	$ 26,554,000

Unocal Corp.	500,000	19,080,000

		45,634,000

Financial—33.6%

Banks—9.8%
FleetBoston Financial Corp.	1,000,000	38,370,000

J.P. Morgan Chase & Co.	550,000	26,389,000

Wells Fargo Co.	800,000	37,576,000

		102,335,000

Diversified Financial—16.4%
Citigroup Inc.	665,000	32,684,750

Countrywide Credit Industries, Inc.	600,000	25,602,000

Freddie Mac	1,000,000	65,800,000

Household International, Inc.	750,000	48,015,000

		172,101,750

Insurance—7.4%
AFLAC, Inc.	600,000	19,080,000

John Hancock Financial Services, Inc.	1,000,000	37,150,000

XL Capital Ltd., Cl. A	300,000	21,240,000

		77,470,000

Healthcare—6.6%

Healthcare/Drugs—5.5%
American Home Products Corp.	500,000	28,875,000

Pharmacia Corp.	325,000	16,984,500

Schering-Plough Corp.	300,000	11,562,000

		57,421,500

Healthcare/Supplies & Services—1.1%
Paracelsus Healthcare Corp.[1]	3,107	4

Tenet Healthcare Corp.[1]	250,000	11,160,000

		11,160,004

10 | OPPENHEIMER QUEST VALUE FUND, INC.

		Market Value
	Shares	See Note 1

Technology—1.3%

Computer Hardware—0.7%
Dell Computer Corp.[1]	300,000	$ 7,872,000

Computer Software—0.6%
Microsoft Corp.[1]	100,000	6,775,000

Transportation—7.3%

Air Transportation—2.2%
AMR Corp.[1]	600,000	22,866,000

Railroads & Truckers—5.1%
Burlington Northern Santa Fe Corp.	750,000	22,050,000

Canadian Pacific Ltd.	800,000	31,336,000

		53,386,000

Total Common Stocks (Cost $726,898,343)		945,547,894

	Principal Amount

Short-Term Notes—9.0%
American Express Credit Corp., 4.94%, 5/17/01	$23,262,000	23,210,927

Federal Home Loan Bank, 4.50%, 5/1/01	24,359,000	24,359,000

Federal National Mortgage Assn.:
4.79%, 5/9/01	6,593,000	6,585,982
5.20%, 5/4/01	30,498,000	30,485,852

Ford Motor Credit Co., 4.45%, 5/14/01	9,478,000	9,462,769

Total Short-Term Notes (Cost $94,104,530)		94,104,530

Total Investments, at Value (Cost $821,002,873)	99.2%	1,039,652,424

Other Assets Net of Liabilities	0.8	7,966,879

Net Assets	100.0%	$1,047,619,303

Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

11 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (cost $821,002,873)—see accompanying statement	$1,039,652,424

Cash	31,114

Receivables and other assets:
Investments sold	7,401,032
Shares of capital stock sold	2,642,196
Interest and dividends	620,575
Other	72,631

Total assets	1,050,419,972

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	2,193,631
Shareholder reports	251,156
Distribution and service plan fees	205,834
Directors' compensation	102,969
Transfer and shareholder servicing agent fees	12,013
Other	35,066

Total liabilities	2,800,669

Net Assets	$1,047,619,303

Composition of Net Assets
Par value of shares of capital stock	$ 52,182,098

Additional paid-in capital	765,787,915

Accumulated net investment income	14,062

Accumulated net realized gain on investment transactions	10,985,677

Net unrealized appreciation on investments	218,649,551

Net Assets	$1,047,619,303

12 | OPPENHEIMER QUEST VALUE FUND, INC.

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $591,319,827 and 29,033,832 shares of capital stock outstanding)	$20.37
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)	$21.61

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred
sales charge) and offering price per share (based on net assets of $352,863,420 and 17,927,963 shares of capital stock outstanding)	$19.68

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred
sales charge) and offering price per share (based on net assets of $87,228,267 and 4,428,977 shares of capital stock outstanding)	$19.69

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred
sales charge) and offering price per share (based on net assets of $59,082 and 2,902 shares of capital stock outstanding)	$20.36

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $16,148,707 and 788,424 shares of capital stock outstanding)	$20.48

See accompanying Notes to Financial Statements.

13 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Dividends (net of foreign withholding taxes of $22,717)	$ 7,203,015

Interest	2,014,337

Total income	9,217,352

Expenses
Management fees	4,691,050

Distribution and service plan fees:
Class A	1,194,322
Class B	1,701,928
Class C	408,840
Class N	4

Transfer and shareholder servicing agent fees:
Class A	318,582
Class B	375,220
Class C	69,914

Shareholder reports	107,255

Custodian fees and expenses	24,899

Directors’ compensation	12,816

Registration and filing fees:
Class B	215
Class Y	530

Other	292,657

Total expenses	9,198,232
Less expenses paid indirectly	(18,293)
Less voluntary assumption of expenses	(83,713)

Net expenses	9,096,226

Net Investment Income	121,126

Realized and Unrealized Gain
Net realized gain on investments	12,585,023

Net change in unrealized appreciation on investments	58,319,270

Net realized and unrealized gain	70,904,293

Net Increase in Net Assets Resulting from Operations	$71,025,419

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2001	October 31,
	(Unaudited)	2000

Operations Net investment income (loss)	$ 121,126	$ (2,388,916)

Net realized gain (loss)	12,585,023	29,632,446

Net change in unrealized appreciation (depreciation)	58,319,270	(47,103,924)

Net increase (decrease) in net assets resulting from operations	71,025,419	(19,860,394)

Dividends and/or Distributions to Shareholders Distributions from net realized gain:
Class A	(12,873,752)	(103,683,645)
Class B	(7,881,550)	(61,125,823)
Class C	(1,839,669)	(15,442,065)
Class N	—	—
Class Y	(321,742)	(1,711,662)

Capital Stock Transactions Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	(6,014,606)	(224,908,276)
Class B	1,209,396	(114,394,586)
Class C	4,382,575	(35,635,653)
Class N	58,507	—
Class Y	1,983,322	562,999

Net Assets Total increase (decrease)	49,727,900	(576,199,105)

Beginning of period	997,891,403	1,574,090,508

End of period [including accumulated net investment
income (loss) of $14,062 and $(107,064), respectively]	$1,047,619,303	$ 997,891,403

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
	April 30, 2001					Oct. 31,
Class A	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$19.40	$21.77	$21.46	$20.49	$17.30	$14.51

Income from investment operations:
Net investment income	.03	.04	.02	.15	.11	.08
Net realized and unrealized gain	1.39	.17	1.28	1.80	4.07	3.79

Total income from investment
operations	1.42	.21	1.30	1.95	4.18	3.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.15)	(.11)	(.07)	(.10)
Dividends in excess of net investment income	—	—	— [2]	—	—	—
Distributions from net realized gain	(.45)	(2.58)	(.84)	(.87)	(.92)	(.98)

Total dividends and/or distributions
to shareholders	(.45)	(2.58)	(.99)	(.98)	(.99)	(1.08)

Net asset value, end of period	$20.37	$19.40	$21.77	$21.46	$20.49	$17.30

Total Return, at Net Asset Value[3]	7.43%	1.44%	6.15%	9.87%	25.41%	28.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$591,320	$569,086	$906,698	$976,655	$699,230	$412,246

Average net assets (in thousands)	$578,151	$685,319	$977,120	$853,061	$560,582	$338,429

Ratios to average net assets*
Net investment income	0.31%	0.05%	0.07%	0.83%	0.74%	0.58%
Expenses	1.54%	1.61%	1.60%	1.59%[5]	1.60%[5]	1.71%[5]
Expenses, net of voluntary assumption
of expenses	1.52%	1.56%	N/A	N/A	N/A	N/A

Portfolio turnover rate	7%	51%	62%	21%	20%	36%

1. On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. See accompanying Notes to Financial Statements.

16 | OPPENHEIMER QUEST VALUE FUND, INC.

	Six Months					Year
	Ended					Ended
	April 30, 2001					Oct. 31,
Class B	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$18.82	$21.32	$21.08	$20.17	$17.08	$14.37

Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.17)	(.11)	.07	.05	.05
Net realized and unrealized gain	1.34	.25	1.26	1.76	3.97	3.71

Total income from investment operations	1.31	.08	1.15	1.83	4.02	3.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.07)	(.05)	(.01)	(.07)
Dividends in excess of net investment income	—	—	—2	—	—	—
Distributions from net realized gain	(.45)	(2.58)	(.84)	(.87)	(.92)	(.98)

Total dividends and/or distributions to shareholders	(.45)	(2.58)	(.91)	(.92)	(.93)	(1.05)

Net asset value, end of period	$19.68	$18.82	$21.32	$21.08	$20.17	$17.08

Total Return, at Net Asset Value[3]	7.07%	0.79%	5.51%	9.38%	24.71%	27.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$352,863	$336,225	$520,146	$512,885	$298,348	$111,130

Average net assets (in thousands)	$343,608	$390,734	$541,440	$417,011	$200,752	$ 68,175

Ratios to average net assets:[4]
Net investment income (loss)	(0.39)%	(0.58)%	(0.51)%	0.33%	0.25%	0.06%
Expenses	2.23%	2.24%	2.17%	2.09%[5]	2.10%[5]	2.26%[5]
Expenses, net of voluntary assumption of expenses	2.21% %	2.19%	N/A	N/A	N/A	N/A

Portfolio turnover rate	7% %	51%	62%	21%	20%	36%

1.  On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund."
2.  Less than $0.005 per share.
3.  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.
5.  Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	April 30, 2001					Oct. 31,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$18.83	$21.32	$21.07	$20.17	$17.07	$14.35

Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.17)	(.11)	.07	.05	.04
Net realized and unrealized gain	1.33	.26	1.26	1.75	3.98	3.71

Total income from investment
operations	1.31	.09	1.15	1.82	4.03	3.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.06)	(.05)	(.01)	(.05)
Dividends in excess of net investment income	—	—	— [2]	—	—	—
Distributions from net realized gain	(.45)	(2.58)	(.84)	(.87)	(.92)	(.98)

Total dividends and/or distributions
to shareholders	(.45)	(2.58)	(.90)	(.92)	(.93)	(1.03)

Net asset value, end of period	$19.69	$18.83	$21.32	$21.07	$20.17	$17.07

Total Return, at Net Asset Value[3]	7.07%	0.83%	5.55%	9.32%	24.79%	27.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,228	$79,102	$132,668	$140,461	$82,098	$29,256

Average net assets (in thousands)	$82,563	$94,621	$143,378	$116,160	$55,969	$18,099

Ratios to average net assets:[4]
Net investment income (loss)	(0.35)%	(0.55)%	(0.48)%	0.33%	0.25%	0.06%
Expenses	2.18%	2.21%	2.15%	2.10%[5]	2.10%[5]	2.20%[5]
Expenses, net of voluntary assumption
of expenses	2.16%	2.16%	N/A	N/A	N/A	N/A

Portfolio turnover rate	7%	51%	62%	21%	20%	36%

1. On November 22,1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER QUEST VALUE FUND, INC.

Period Ended April 30, 2001[1] (Unaudited)

Class N

Per Share Operating Data
Net asset value, beginning of period	$20.01

Income from investment operations:
Net investment income	— [2]
Net realized and unrealized gain	.35

Total income from investment
operations	.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Dividends in excess of net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions
to shareholders	—

Net asset value, end of period	$20.36

Total Return, at Net Asset Value[3]	1.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59

Average net assets (in thousands)	$ 5

Ratios to average net assets:[4]
Net investment loss	(0.48)%
Expenses	1.49%
Expenses, net of voluntary assumption of expenses	1.47%

Portfolio turnover rate	7%

1. For the period from March 1, 2001 (inception of offering) to April 30, 2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Six Months				Year
	Ended				Ended
	April 30,2001				Oct. 31,
Class Y	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$19.47	$21.82	$21.54	$20.55	$16.50

Income from investment operations:
Net investment income	.05	.04	.08	.21	.10
Net realized and unrealized gain	1.41	.19	1.28	1.83	3.95

Total income from investment
operations	1.46	.23	1.36	2.04	4.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.24)	(.18)	—
Dividends in excess of net investment income	—	—	— [2]	—	—
Distributions from net realized gain	(.45)	(2.58)	(.84)	(.87)	—

Total dividends and/or distributions
to shareholders	(.45)	(2.58)	(1.08)	(1.05)	—

Net asset value, end of period	$20.48	$19.47	$21.82	$21.54	$20.55

Total Return, at Net Asset Value[3]	8.06%	1.54%	6.45%	10.36%	24.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,149	$13,478	$14,579	$10,036	$3,086

Average net assets (in thousands)	$15,620	$12,712	$12,065	$ 5,673	$ 1,372

Ratios to average net assets:[4]
Net investment income	0.63%	0.21%	0.32%	1.30%	1.20%
Expenses	1.01%	1.45%	1.33%	1.14%[5]	1.19%[5]
Expenses, net of voluntary assumption of expenses	0.99%	1.40%	N/A	N/A	N/A

Portfolio turnover rate	7%	51%	62%	21%	20%

1.  For the period from December 16,1996 (inception of offering) to October 31,1997.
2.  Less than $0.005 per share.
3.  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.  Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

21 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2001, a credit of $8,095 was made for the Fund’s projected benefit obligations and payments of $2,277 were made to retired directors, resulting in an accumulated liability of $96,690 as of April 30, 2001.

     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 | OPPENHEIMER QUEST VALUE FUND, INC.

2. Capital Stock

The Fund has authorized 125 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	3,294,991	$65,561,795	7,369,319	$136,341,325
Dividends and/or
distributions reinvested	626,617	12,075,073	5,320,582	99,335,067
Redeemed	(4,226,895)	(83,651,474)	(25,006,301)	(460,584,668)

Net decrease	(305,287)	$(6,014,606)	(12,316,400)	$(224,908,276)

Class B
Sold	1,825,015	$35,046,262	2,877,044	$52,021,342
Dividends and/or
distributions reinvested	381,086	7,118,674	3,169,518	57,747,250
Redeemed	(2,140,830)	(40,955,540)	(12,581,412)	(224,163,178)

Net increase (decrease)	65,271	$1,209,396	(6,534,850)	$(114,394,586)

Class C
Sold	850,550	$16,363,559	1,049,415	$18,987,209
Dividends and/or
distributions reinvested	88,252	1,648,568	811,047	14,785,640
Redeemed	(710,666)	(13,629,552)	(3,881,669)	(69,408,502)

Net increase (decrease)	228,136	$4,382,575	(2,021,207)	$(35,635,653)

Class N
Sold	2,902	$58,507	—	$—
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	2,902	$58,507	—	$—

Class Y
Sold	532,425	$10,647,845	605,486	$11,164,899
Dividends and/or
distributions reinvested	16,627	321,741	91,386	1,711,661
Redeemed	(452,737)	(8,986,264)	(673,010)	(12,313,561)

Net increase	96,315	$1,983,322	23,862	$562,999

1. For the six months ended April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

23 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $67,134,777 and $130,726,325, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. Effective March 31, 2000, the Manager and the Sub-Advisor had voluntarily agreed to waive advisory fees at an annual rate of 0.05% or 0.10% based on criteria set forth in the prospectus. The foregoing waiver is voluntary and may be terminated by the Manager or the Sub-Advisor at any time. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 0.91%, before any waiver by the Manager if applicable.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2001, the Manager paid $1,455,030 to the Sub-Advisor.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

     The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
Six	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

April 30,2001	$542,168	$151,574	$86,371	$715,352	$79,677	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
	Contingent	Contingent	Contingent	Contingent
	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2001	$14,746	$341,586	$10,462	$—

24 | OPPENHEIMER QUEST VALUE FUND, INC.

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $1,194,322 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $50,489 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

25 | OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

				Distributor’s
			Distributor’s	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$1,701,928	$1,315,503	$8,180,107	2.32%
Class C Plan	408,840	54,867	1,752,536	2.01
Class N Plan	4	—	—	—

5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

26 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMER QUEST VALUE FUND, INC.

Officers and Directors	Bridget A. Macaskill, President and Chairman of the Board of Directors
Paul Y. Clinton, Director
Thomas W. Courtney, Director
Robert G. Galli, Director
Lacy B. Herrmann, Director
Brian Wruble, Director
O. Leonard Darling, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	OpCap Advisors

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio	Citibank, N.A.
Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

© Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

27 | OPPENHEIMER QUEST VALUE FUND, INC.

OPPENHEIMERFUNDS FA M I LY

Global Equity	Developing Markets Fund	Global Fund
	International Small Company Fund	Quest Global Value Fund
	Europe Fund	Global Growth & Income Fund
International Growth Fund

Equity	Stock	Stock & Bond
	Emerging Technologies Fund	Main Street® Growth & Income Fund
	Emerging Growth Fund	Quest Opportunity Value Fund
	Enterprise Fund	Total Return Fund
	Discovery Fund	Quest Balanced Value Fund
	Main Street Small Cap Fund	Capital Income Fund
	Small Cap Value Fund[1]	Multiple Strategies Fund
	MidCap Fund	Disciplined Allocation Fund
	Main Street® Opportunity Fund	Convertible Securities Fund
	Growth Fund	Specialty
	Capital Appreciation Fund	Real Asset Fund®
	Large Cap Growth Fund	Gold & Special Minerals Fund
Value Fund[2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund

Income	Taxable	Municipal
	International Bond Fund	California Municipal Fund[4]
	High Yield Fund	Florida Municipal Fund[4]
	Champion Income Fund	New Jersey Municipal Fund[4]
	Strategic Income Fund	New York Municipal Fund[4]
	Bond Fund	Pennsylvania Municipal Fund[4]
	Senior Floating Rate Fund	Municipal Bond Fund
	U.S. Government Trust	Intermediate Municipal Fund
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond
	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]
Gartmore Millennium Growth Fund II5
Jennison Growth Fund
Salomon Brothers Capital Fund
Mercury Advisors S&P 500® Index Fund[3]

Money Market[6]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM ” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund’s name was changed from “Oppenheimer Select Managers Gartmore Millennium Growth Fund” on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

28 | OPPENHEIMER QUEST VALUE FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

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Ticker Symbols Class A: QFVFX Class B: QFVBX Class C: QFVCX Class Y: QFVYX

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2. At times this website may be inaccessible or its transaction feature may be unavailable.

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RS0225.001.0401 June 29, 2001